                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                            -----------------------

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                        Date of Report:  April 2, 1997
                                         -------------
                       (Date of earliest event reported)



                            HELLER FINANCIAL, INC.
                            ----------------------
            (Exact name of registrant as specified in its charter)



                                   Delaware
                                   --------
                (State or other jurisdiction of incorporation)



         1-6157                                           36-1208070
         ------                                           ----------
(Commission File Number)                    (IRS Employer Identification Number)


500 West Monroe Street, Chicago, Illinois                   60661
-----------------------------------------                   -----
(Address of principal executive offices)                  (Zip Code)


                                (312) 441-7000
                                --------------
             (Registrant's telephone number, including area code)
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Item 5.      Other Events

On April 2, 1997, Heller Financial, Inc. (the "Registrant") issued a Press Release announcing its acquisition of Compagnie de Suez' 50% share in the French factoring company Factofrance Heller, giving the Registrant sole ownership.

Item 7.  Financial Statements and Exhibits

(c)  Exhibits

99 Heller Financial, Inc. - Announcement of the acquisition of Compagnie de Suez' 50% share in Factofrance Heller


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: April 3, 1997
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                              HELLER FINANCIAL, INC.


                              By:     Lawrence G. Hund
                                      ----------------
                                      Lawrence G. Hund
                              Title:  Senior Vice President, Controller
                                      and Chief Accounting Officer

                                       2
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                                 EXHIBIT INDEX



Exhibit                                                           Sequentially
Number                                                            Numbered Pages
------                                                            --------------

99     Heller Financial, Inc. - Announcement of the acquisition        4
       of Compagnie de Suez' 50% share in Factofrance Heller

                Heller Finalizes Purchase of Factofrance Heller
                -----------------------------------------------

     (Chicago, IL April 2, 1997) -- Heller Financial, Inc. announced that its international unit today finalized the purchase of Compagnie de Suez' 50 percent share in Factofrance Heller. The sale gives Heller sole ownership of the French factoring company following more than 30 years of joint control.

     Founded in 1965, Factofrance Heller is the leading factoring company in France and the third largest factor in the world. Long the market leader in France, Factofrance Heller provides a full range of financial services including accounts receivable financing and management as well as credit insurance to more than 2,500 clients. Factofrance Heller's extensive client base includes a well balanced mix of small- to mid-sized, high growth companies that use factoring to finance their working capital needs. In 1996, the company had in excess of $10 billion in factoring volume and more than $2 billion in assets. With headquarters in Paris and an additional seven regional offices, the company employs approximately 500 people.

     "We are pleased with the expansion of our ownership in Factofrance Heller," said Richard J. Almeida, Heller Financial's Chairman and CEO. "With a consistent track record of profitability and growth, as well as local market knowledge and in-depth finance expertise, we are confident that Factofrance Heller will continue to grow its client base in France and the surrounding countries."

     "This move also helps Heller Financial meet our strategic goals of strengthening our global factoring franchise, growing our lower risk asset-based products, and further diversifying our assets and earnings," Almeida continued.

     Heller Financial, Inc., a worldwide commercial financial services organization, is a wholly-owned subsidiary of the Fuji Bank, Limited, one of the world's largest banks. Heller International Group operates in 18 European, Asia Pacific and Latin American countries through joint venture and wholly owned companies that specialize in factoring, asset-based finance, acquisition finance, leasing, vendor finance and trade finance.

                                       4